UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2020

BMC STOCK HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-36050	26-4687975
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Falls of Neuse Road, Suite 400

Raleigh, North Carolina 27609

(Address of Principal Executive Offices) (Zip Code)

(919) 431-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	BMCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 26, 2020, BMC Stock Holdings, Inc., a Delaware corporation (“BMC”), Builders FirstSource, Inc., a Delaware corporation (“Builders FirstSource”), and Boston Merger Sub I Inc., a Delaware corporation and a direct wholly owned subsidiary of Builders FirstSource (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which BMC and Builders FirstSource will combine in an all-stock merger transaction. Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into BMC, with BMC continuing as the surviving corporation and becoming a wholly owned subsidiary of Builders FirstSource (the “Merger”).

At the Effective Time, each issued and outstanding share of BMC common stock, par value $0.01 per share (the “BMC Common Stock”), will automatically be converted into the right to receive 1.3125 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Builders FirstSource (the “BLDR Common Stock”). No fractional shares of BLDR Common Stock will be issued in the Merger, and holders of shares of BMC Common Stock will receive cash in lieu of any such fractional shares. Upon consummation of the Merger, Builders FirstSource’s stockholders will own approximately 57% and BMC’s stockholders will own approximately 43% of the combined company.

Each outstanding BMC stock option held by a current employee or service-provider will become, at the Effective Time, an option to purchase shares of BLDR Common Stock, with the number of shares and the exercise price adjusted by the Exchange Ratio. Each outstanding BMC stock option held by any former BMC employee or service-provider will be converted at the Effective Time into the right to receive cash in an amount equal to the product of (i) the number of shares of BMC Common Stock subject to such BMC stock option as of immediately prior to the Effective Time and (ii) the excess of the market value of 1.3125 shares of BLDR Common Stock over the applicable exercise price per share of such option, subject to applicable withholding taxes. Each outstanding BMC time-vested and performance-vested restricted stock unit will vest and settle at the Effective Time in a number of shares of BLDR Common Stock equal to the number of shares of BMC Common Stock otherwise issuable upon settlement of such BMC restricted stock unit (assuming target level of performance for performance-vested awards), multiplied by the Exchange Ratio, and subject to applicable withholding taxes.

The Merger Agreement provides that, upon consummation of the Merger, the board of directors of Builders FirstSource will consist of twelve members, seven of whom will be Builders FirstSource’s directors and five of whom will be BMC’s directors, in each case, immediately prior to the Effective Time. For a period of ninety days after the Effective Time (the “CEO Transition Period”), Mr. M. Chad Crow will continue to serve as President and Chief Executive Officer. Upon expiration of the CEO Transition Period, Mr. David E. Flitman, BMC’s current President and Chief Executive Officer, will become Builders FirstSource’s President and Chief Executive Officer. Mr. Paul S. Levy will continue to serve as Chairman of Builders FirstSource’s board of directors. The combined company will operate under the name Builders FirstSource, Inc. and will be headquartered in Dallas, Texas, while maintaining key functional corporate centers of excellence in both Raleigh, North Carolina and Denver, Colorado.

The respective boards of directors of BMC and Builders FirstSource have unanimously approved the Merger Agreement and recommended to their respective stockholders that, in the case of BMC, they adopt the Merger Agreement or, in the case of Builders FirstSource, they approve the issuance of BLDR Common Stock in the Merger (the “Stock Issuance”). In connection with the Stock Issuance, Builders FirstSource’s board of directors has also approved and recommended to its stockholders that they adopt an amendment of Builders FirstSource’s certificate of incorporation to increase the number of authorized shares of BLDR Common Stock (the “Charter Amendment”).

Consummation of the Merger is subject to certain conditions, including (i) the adoption of the Merger Agreement by BMC’s stockholders, (ii) the approval of the Stock Issuance and adoption of the Charter Amendment by Builders FirstSource’s stockholders, (iii) the absence of certain legal impediments, (iv) the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (v) the approval for listing on the NASDAQ Stock Market of the shares of the BLDR Common Stock to be issued as consideration in the Merger, (vi) the effectiveness of the registration statement on Form S-4 to be filed with the United States Securities and Exchange Commission (the “SEC”) by Builders FirstSource for the registration under the Securities Act of 1933, as amended, of the shares of BLDR Common Stock to be issued in connection with the Merger, (vii) the absence of a material adverse effect on BMC or Builders FirstSource, (viii) receipt by each party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and (ix) other conditions customary for a transaction of this type.

The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code so that none of BMC, Builders FirstSource, Merger Sub, or any of the BMC stockholders generally will recognize any gain or loss on the issuance or receipt of BLDR Common Stock in the Merger, except that BMC stockholders generally may recognize gain or loss with respect to cash received in lieu of fractional shares of BLDR Common Stock.

The parties have made customary representations, warranties, and covenants in the Merger Agreement, including covenants regarding the conduct of their respective businesses during the pre-closing period and their use of reasonable best efforts to consummate the Merger.

The Merger Agreement contains restrictions on BMC’s and Builders FirstSource’s ability to (i) solicit competing acquisition proposals and (ii) subject to certain exceptions if their respective boards of directors determine it would be inconsistent with their fiduciary duties, to participate in any discussions or negotiations, or provide any non-public information, or take other actions in furtherance of or relating to any competing acquisition proposals, or change, withdraw, qualify, or modify the recommendation by BMC’s or Builders FirstSource’s board of directors to their respective stockholders to adopt the Merger Agreement and approve the Stock Issuance, respectively.

The Merger Agreement contains certain termination rights for both BMC and Builders FirstSource, including (i) if the Merger is not consummated on or before the “outside date” of May 26, 2021 (subject to extension to August 26, 2021, under certain circumstances), (ii) if the required approval of BMC’s stockholders or Builders FirstSource’s stockholders is not obtained, (iii) if any law or order prohibiting the Merger or the Stock Issuance has become final and non-appealable, (iv) if the board of directors of the other party changes its recommendation of the Merger prior to the receipt of its stockholder approval, (v) if the other party breaches its obligation not to solicit competing acquisition proposals in any material respect, or (vi) if the other party breaches its representations or warranties or fails to perform its covenants and such breach would cause a failure of the related closing condition and either is not curable by the outside date or is not cured within thirty days of notice of the breach. Upon termination of the Merger Agreement, under certain specified circumstances, BMC may be required to pay a termination fee of $66 million to Builders FirstSource or Builders FirstSource may be required to pay a termination fee of $100 million to BMC.

The foregoing description of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by reference. The Merger Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about BMC, Builders FirstSource, or their respective subsidiaries or affiliates. The Merger Agreement contains representations, warranties, and covenants by each of the parties to the Merger Agreement. These representations, warranties, and covenants were made solely for the benefit of the other parties to the Merger Agreement, are subject to limitations agreed upon by the parties, and (i) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders, and (iii) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Accordingly, you should not rely on the representations, warranties, and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of BMC or Builders FirstSource. Further, the Merger Agreement should not be read alone but instead should be read in conjunction with the other information regarding the Merger Agreement, the Merger, BMC, Builders FirstSource, their respective affiliates, and their respective businesses that will be contained in, or incorporated by reference into, the registration statement on Form S-4 and the joint proxy statement/prospectus included therein that will be filed with the SEC, as well as in the Forms 10-K, Forms 10-Q and other filings that BMC and Builders FirstSource may file with the SEC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2020, BMC and Builders FirstSource entered into an Amended and Restated Employment Agreement with David E. Flitman, the current President and Chief Executive Officer of BMC (the “Flitman Employment Agreement”), which, subject to consummation of the Merger, will become effective as of the Effective Time and supersede in all respects Mr. Flitman’s current employment agreement with BMC, dated August 23, 2018 (the “Prior Employment Agreement”). BMC is party to the Flitman Employment Agreement solely for purposes of the agreement that the Prior Employment Agreement will terminate effective as of the Effective Time.

The foregoing description of the Flitman Employment Agreement does not purport to be a complete description and is qualified in its entirety by the full text of the Flitman Employment Agreement filed as Exhibit 10.1 hereto and incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following Exhibits are filed herewith.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated August 26, 2020, by and among BMC Stock Holdings, Inc., Builders FirstSource, Inc., and Boston Merger Sub I Inc.*

10.1	Amended and Restated Employment Agreement, dated as of August 26, 2020, between David E. Flitman, Builders FirstSource, Inc., and BMC Stock Holdings, Inc.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

*

Pursuant to Item 601(b)(2) of Regulation S-K promulgated under the Securities Act, the registrant has omitted the schedules to Exhibit 2.1. A copy of such schedules will be furnished supplementally to the United States Securities and Exchange Commission upon its request.

*        *        *

Cautionary Notice Regarding Forward-Looking Statements

This report, in addition to historical information, contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of BMC and Builders FirstSource. Words such as “may,” “will,” “should,” “plans,” “estimates,” “predicts,” “potential,” “anticipate,” “expect,” “project,” “intend,” “believe,” or the negative of these terms, and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Any forward-looking statements involve risks and uncertainties that are difficult to predict or quantify, and such risks and uncertainties could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks, or uncertainties related to the novel coronavirus disease 2019 (also known as “COVID-19”) pandemic and its impact on the business operations of BMC and Builders FirstSource and on local, national and global economies, the growth strategies of BMC and Builders FirstSource, fluctuations of commodity prices and prices of the products of BMC and Builders FirstSource as a result of national and international economic and other conditions, or the significant dependence of both companies’ revenues and operating results on, among other things, the state of the homebuilding industry and repair and remodeling activity, lumber prices and the economy. Neither BMC nor Builders FirstSource may succeed in addressing these and other risks or uncertainties.

Forward-looking statements relating to the proposed business combination between BMC and Builders FirstSource include, but are not limited to: statements about the benefits of the proposed business combination between BMC and Builders FirstSource, including future financial and operating results; the plans, objectives, expectations and intentions of BMC and Builders FirstSource; the expected timing of completion of the proposed business combination; and other statements relating to the proposed merger that are not historical facts. Forward-looking statements are based on information currently available to BMC and Builders FirstSource and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed business combination between BMC and Builders FirstSource, these factors could include, but are not limited to: the risk that BMC and Builders FirstSource may be unable to obtain governmental and regulatory approvals required for the business combination, or that required governmental and regulatory approvals may delay the business combination or result in the imposition of conditions that could reduce the anticipated benefits from the proposed business combination or cause the parties to abandon the proposed business combination; the risk that a condition to closing of the business combination may not be satisfied, including as a result of the failure to obtain approval of stockholders of BMC and Builders FirstSource on the expected terms and schedule or at all; the length of time necessary to consummate the proposed business combination, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the proposed business combination may not be fully realized or may take longer to realize than expected; the assumptions on which the parties’ estimates of future results of the combined business have been based may prove to be incorrect in a number of material ways, which could result in an inability to realize the expected benefits of the proposed business combination or exposure to material liabilities; the diversion of management time on issues related to the business combination; the effect of future regulatory or legislative actions on the companies or the industries in which they operate; the risk that the credit ratings of the combined company may be different from what the parties expect; economic and foreign exchange rate volatility; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential effect of the announcement or consummation of the proposed business combination on relationships with customers, suppliers, competitors, lenders, landlords, management and other employees; the ability to attract new customers and retain existing customers in the manner anticipated or at all; the ability to hire and retain key personnel; reliance on and integration of information technology systems; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; certain restrictions during the pendency of the business combination that may affect the ability of BMC and Builders FirstSource to pursue certain business opportunities or strategic transactions; and the potential of international unrest, economic downturn or effects of anticipated tax rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs.

Additional information concerning other risk factors pertaining to BMC and Builders FirstSource is also contained in the parties’ respective most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other information filed with the Securities and Exchange Commission (the “SEC”). Many of these risks and uncertainties are beyond BMC’s or Builders FirstSource’s ability to control or predict. Because of these risks and uncertainties, you should not place undue reliance on these forward-looking statements. Furthermore, neither BMC nor Builders FirstSource undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this report. Nothing in this report is intended, or is to be construed, as a profit forecast or to be interpreted to mean that the earnings per share of the common stock of BMC or of the common stock of Builders FirstSource for the current or any future financial years, or the earnings per share of the common stock of the combined company, will necessarily match or exceed the historical published earnings per share of the common stock of BMC or Builders FirstSource, as applicable. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. All subsequent written and oral forward-looking statements concerning BMC, Builders FirstSource, the proposed business combination, the combined company or other matters and attributable to BMC, Builders FirstSource or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Information and Where to Find It

In connection with the proposed business combination, Builders FirstSource intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a prospectus with respect to the shares of common stock to be issued by Builders FirstSource in the business combination and a joint proxy statement for BMC’s and Builders FirstSource’s respective stockholders (the “Joint Proxy Statement”). Each of BMC and Builders FirstSource will send the Joint Proxy Statement to its stockholders and may file other documents regarding the business combination with the SEC. This report is not a substitute for the Registration Statement, the Joint Proxy Statement, or any other document that BMC or Builders FirstSource may send to its stockholders in connection with the proposed business combination. This report is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. INVESTORS AND SECURITY HOLDERS OF BMC AND BUILDERS FIRSTSOURCE ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BMC, BUILDERS FIRSTSOURCE, THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS. Investors and security holders of BMC and Builders FirstSource will be able to obtain free copies of the Registration Statement, the Joint Proxy Statement, and other documents (including any amendments or supplements thereto) containing important information about BMC and Builders FirstSource once those documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. BMC and Builders FirstSource make available free of charge at ir.buildwithbmc.com and investors.bldr.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

BMC, Builders FirstSource, and their respective directors, executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of BMC and Builders FirstSource in connection with the proposed business combination.

The identity of BMC’s directors and executive officers and their ownership of BMC’s common stock is set forth in BMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 27, 2020, and its proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2020.

The identity of Builders FirstSource’s directors and executive officers and their ownership of the common stock of Builders FirstSource is set forth in Builders FirstSource’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 21, 2020, and its proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2020.

Investors may obtain additional information regarding the interest of such participants and a description of their direct and indirect interests, by security holdings or otherwise, by reading the Registration Statement, the Joint Proxy Statement, and other materials to be filed with the SEC in connection with the proposed business combination when they become available. You may obtain these documents free of charge through the website maintained by the SEC at www.sec.gov and from the websites of BMC or Builders FirstSource as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC STOCK HOLDINGS, INC.
(Registrant)

Date: August 27, 2020	By:	/s/ Timothy D. Johnson
(Signature)
	Name:	Timothy D. Johnson
	Title:	Executive Vice President, General Counsel and Corporate Secretary